UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	June 20, 2018

Safeguard Scientifics, Inc.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	1-5620	23-1609753
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

170 North Radnor-Chester Road, Suite 200, Radnor, PA	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	610-293-0600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders (the “Annual Meeting”) of Safeguard Scientifics, Inc. (the “Company”) was held on June 20, 2018. As of the Record Date of April 27, 2018, there were 20,560,825 shares of common stock outstanding and entitled to notice of and to vote at the Annual Meeting. The matters voted upon at the Annual Meeting and the results of the voting are set forth below.

Proposal I – Election of Directors

Shareholders approved the election of five directors to serve as directors for a one-year term to expire at the 2019 Annual Meeting.  The voting results for this proposal are as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Russell D. Glass	15,897,106	277,298	3,115,266
Ira M. Lubert	16,020,818	153,586	3,115,266
Maureen F. Morrison	15,862,874	266,243	3,115,266
John J. Roberts	14,206,948	1,922,169	3,115,266
Robert J. Rosenthal	14,329,105	1,800,012	3,115,266

Proposal II – Advisory Vote Concerning Executive Compensation of the Named Executive Officers

Shareholders approved, on an advisory basis, the Company’s compensation of its named executive officers, as disclosed in the Compensation Discussion and Analysis and Executive Compensation sections of the Company’s 2018 Annual Meeting Proxy Statement. The voting results for this proposal are as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
13,175,235	2,901,249	70,748	3,115,266

Proposal III – Ratification of the adoption of the Section 382 Tax Benefits Preservation Plan by the Company’s Board of Directors

Shareholders ratified the adoption of the Section 382 Tax Benefits Preservation Plan by the Company’s Board of Directors. The voting results for this proposal are as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
11,417,112	4,665,232	64,888	3,115,266

Proposal IV– Ratification of the Appointment of KPMG as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2018

Shareholders ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for its 2018 fiscal year.  The voting results for this proposal are as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
17,561,543	1,660,721	40,234	------

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeguard Scientifics, Inc.

Dated: June 21, 2018	By:	/s/ Brian J. Sisko
Brian J. Sisko
Chief Operating Officer, Executive Vice President
and Managing Director